Lincoln Life

LAW DEPARTMENT

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

ONE GRANITE PLACE

CONCORD, NEW HAMPSHIRE 03301

FREDERICK C. TEDESCHI

VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL

Phone: 603-226-5105

Fax: 603-226-5448

Frederick.Tedeschi@LFG.com

August 31, 2007

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:          Lincoln Life Flexible Premium Variable Life Account JF-A of The Lincoln National Life Insurance Company (formerly JPF Separate Account A of Jefferson Pilot Financial Insurance Company):   File No. 811-04160; 333-131890; 333-113334;
333-113050; 333-93367; 333-44228; 033-07734; 2-94478

Commissioners:

The Lincoln National Life Insurance Company (formerly Jefferson Pilot Financial Insurance Company) (“LNL”), on behalf of its Lincoln Life Flexible Premium Variable Life Account JF-A (formerly JPF Separate Account A) (the “Separate Account”), has sent to policy owners annual reports for the period ended June 30, 2007 provided by the mutual funds in which the Separate Account invests as required by Rule 30e-2 under the Investment Company Act of 1940.

In addition, LNL understands that such mutual funds have filed or will file their semiannual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at 603-226-5105.

Very truly yours,

The Lincoln National Life Insurance Company

(formerly Jefferson Pilot Financial Insurance Company)

By	/S/ Frederick C. Tedeschi
Vice President and Associate
General Counsel